Statement of Operations (USD $)	0 Months Ended	3 Months Ended
	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2011
Revenue
Revenue	$ 0	$ 0	$ 0
Expenses
General and Administrative	285	0	285
Professional Fees	0	2,626	2,626
Professional Fees - Related Party	7,500	2,500	10,000
Total Expenses	7,785	5,126	12,911
Provision for Income Taxes		0	0
Net Income (Loss)	$ (7,785)	$ (5,126)	$ (12,911)
Basic and Diluted
(Loss) per Share	$ 0.00	$ 0.00
Weighted Average
Number of Shares	3,235,294	5,000,000